Agilysys

TECHNOLOGY | INNOVATION | SOLUTIONS



Investor Presentation

December 2014

Forward-looking Statements & Non-GAAP Financial Information

Forward-Looking Language

This presentation and all publicly available documents, including the documents incorporated herein and therein by reference, contain, and our officers and representatives may from time to time make, "forward-looking statements" within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as: "anticipate," "intend," "plan," "goal," "seek," "believe," "project," "estimate," "expect," "strategy," "future," "likely," "may," "should," "will" and similar references to future periods, including statements on the slides in this presentation titled "Total Addressable Market," "Business Outlook," and "Investment Highlights." Forward-looking statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. These statements are based on management's current expectations, intentions or beliefs and are subject to a number of factors, assumptions and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Factors that could cause or contribute to such differences or that might otherwise impact the business include the risk factors set forth in Item 1A of the company's Annual Report for the fiscal year ended March 31, 2014. Copies are available from the SEC or the Agilysys website. We undertake no obligation to update any such factor or to publicly announce the results of any revisions to any forward-looking statements contained herein whether as a result of new information, future events or otherwise.

Use of Non-GAAP Financial Information

To supplement the unaudited condensed consolidated financial statements presented in accordance with U.S. GAAP in this presentation, certain non-GAAP financial measures as defined by the SEC rules are used. These non-GAAP financial measures include adjusted operating income (loss) from continuing operations, adjusted net income (loss), adjusted net income (loss) per share from continuing operations and adjusted cash flow from continuing operations. Management believes that such information can enhance investors' understanding of the company's ongoing operations. See the table on slide 22 for reconciliations of adjusted operating income (loss) from continuing operations and adjusted net income (loss) from continuing operations to the comparable GAAP measures.

Key Financial Statistics

Market Stats

Stock Price (12/5/14)	$12.26	Diluted Shares Outstanding	22.3M
52 Week High	$15.50	Diluted Market Capitalization	$273M
52 Week Low	$10.35	Total Debt (at 9/30/2014)	$0M
Average Daily Volume (3 months)	74,380	Cash & Marketable Securities (at 9/30/2014)	$77M
Basic Shares Outstanding	22.3M	Enterprise Value	$196M

Financial Metrics & Valuation (TTM*)

Revenue	$102.8M
AOI^	$1.9M
EPS from Continuing Ops.	($0.29)
EV/Revenue	1.9x

Improving Financial Results **



Adjusted Operating Income (in millions)^
$10.0
$0.0
($10.0)
($20.0)
($13.9)
($1.1)
$4.1
$1.9
FY12
FY13
FY14
TTM*

*TTM for the twelve month period ended September 30, 2014
**Pro-forma for the sale of RSG and UK entity
^Non-GAAP measure, see reconciliation on slide 22

Agilysys...

Purpose

Lasting Connections

Our team

Our customers & their guests


Agilysys

Our community

Our investors

Connecting → *Our customers with their guests* → *Our customers with our team* → *Our team with their communities*

Agilysys

Strategic Objectives

Objectives to Increase Shareholder Value

- Technology Differentiated Markets
- Highest Value Solutions
- Value Accretive Growth

Strategic Expansion

Competitive Advantages for Our Customers

- Greater Recruitment
- Increased Wallet Share
- Improved Experience

Strategy Execution



Profitable Growth
Develop Our People
Improve Capabilities
Increase Awareness
Improve Operations
Capital Efficient
Increase Profits
Grow Revenue
Reduce Expense
Improve Capital Use
Reduce Working Capital
Value Creating CapEx

Agilysys

What We Do


Property Management
Inventory & Procurement
Point-of-Sale
Agilysys
Document Management
Activities Management
Workforce Management

Key Product Differentiators


The best hospitality knowledge coupled with the best technology talent
Scalability
Customer engagement
Stability
Universal Competitive Strengths
Offline capabilities

Agilysys

Key In-Market Products

InfoGenesis	LMS / VisualOne	DataMagine	Eatec / SWS	WMx
Point-of-Sale	**Property Management**	**Document Management**	**Inventory & Procurement**	**Workforce Management**
• Audit log and electronic journal • POS generic authorization • Campus and gift card support • Combination packages and prix fixe menus	• Fully integrated suite • Groups management • Master folio logic and web pickup tools • Built-in activities scheduler • Comp accounting	• Remote on demand data access • Streamlined document retrieval • Electronic document routing • Individual permission levels	• Online Web ordering • Wireless handheld devices for ordering, inventory and receiving • Automated strategic sourcing • Full function accounting backbone	• Patented time clock functionality • Mobile scheduling • Effective forecasting – import from any external source (site or enterprise) • Total labor management – HR on/off boarding – operations management

Our products allow customers to:

- ✓ Recruit more guests
- ✓ Maximize their share of their guests' wallet
- ✓ Connect with their guests and prospective guests pre- and post-stay but, more importantly, while onsite

Agilysys...

Revenue Mix

Revenue Mix by Product (TTM*)


3%
5%
4%
8%
5%
15%
60%
InfoGenesis
Lodging Management System
Eatec
Visual One
DataMagine
Stratton Warren System
WMx

Revenue Mix by Market (TTM*)


9%
14%
54%
23%
Gaming
Hotels, Resorts and Cruise
Food Service Management
Restaurants, Universities, Stadia and Healthcare

More than 90% of Q2 FY2015 revenue came from domestic sources

Agilysys

**TTM for the twelve month period ended September 30, 2014*

Total Addressable Market


$12B+
Market Opportunity
$4B
Addressed
Market
AGYS

Projected product roadmap opens to total addressable market

Expected 5-7% annual growth for industry (commissioned IHL and STR study)

Significant Room for Growth

$4B in annual spending on existing software services and recurring software maintenance for current product portfolio

Casinos

- Pinnacle Entertainment
- Sands Casino & Resort
- The Cosmopolitan of Las Vegas
- Valley View Casino & Hotel
- Caesars Palace
- Casino Del Sol
- Boyd Gaming
- Ho-Chunk Gaming
- Oxford Casino
- Maryland Live! Casino

Stadiums/Arenas

- Barclays Center
- Giant Center
- Madison Square Garden
- Aviva Stadium
- Etihad Stadium

Hotels/Resorts

- The Broadmoor Colorado Springs
- The Breakers Palm Beach
- The SeaPines Resort
- Black Rock Oceanfront Resort
- The Landmark London
- Pinehurst
- Vail Resorts
- Royal Lahaina Resort

Cruise Lines

- Royal Caribbean International
- Norwegian Cruise Lines

Foodservice

- Benchmarc Restaurants by Marc Murphy
- Sugar Factory
- BRguest Hospitality
- Savor

Higher Education

- Yale University
- Vanderbilt University
- California State University at Fullerton – Auxiliary Services Corporation

M&A Strategy

- Focus is on software enabled solutions for hospitality markets that support the guest lifecycle and next generation rGuest product vision

- Keys to success for M&A
  - Talent – management capacity and industry-leading talent
  - Technology – extend our solutions and expand our offerings
  - Markets – greater share from current and expand to new markets

- Recent example of M&A success
  - City Eats
    - Cloud based table, reservation and waitlist management platform
    - Key component of guest lifecycle
    - Integrates seamlessly with existing Agilysys solution – POS
    - Expands addressable market in Restaurant Sector

Historical Financial Results


Revenue *
$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$0
$82,051
$94,008
$101,261
$102,778
FY12
FY13
FY14
TTM**


AOI^
$10,000
$5,000
$0
($5,000)
($10,000)
($15,000)
($20,000)
($13,878)
($1,106)
$4,064
$1,928
FY12
FY13
FY14
TTM**


Adjusted EPS^
$0.40
$0.20
$0.00
($0.20)
($0.40)
($0.60)
($0.80)
($1.00)
($0.67)
($0.06)
$0.19
$0.10
FY12
FY13
FY14
TTM**


Loss from Continuing Operations *
$0
($10,000)
($20,000)
($30,000)
($40,000)
($50,000)
($37,493)
($6,214)
($2,895)
($5,730)
FY12
FY13
FY14
TTM**

All numbers in thousands, except per share data
**All historical numbers are unaudited and reflect the sale of RSG and UK entity*
***TTM for the twelve month period ended September 30, 2014*
^ Non-GAAP measure, see reconciliation on slide 22

Agilysys...

Our Current Product Mix


FY11*
15%
36%
49%
Product Revenue
Support, Maintenance & Subscription Revenue
Professional Services Revenue


TTM**
15%
31%
54%
Product Revenue
Support, Maintenance & Subscription Revenue
Professional Services Revenue

Agilysys

** All historical numbers are unaudited and reflect the sale of RSG and UK entity*
***TTM for the twelve month period ended September 30, 2014*

Growing Recurring Revenue


Recurring Revenue
(in millions)
$60.0
$55.0
$50.0
$45.0
$40.0
$45.4
$49.1
$53.2
$55.0
FY12
FY13
FY14
TTM*

- Recurring revenues comprised over 53% of the Company's TTM* revenue
- Seeking to leverage growing market share and installed product base to offer an increased level of recurring services
- Expanding SaaS-based product offerings to create an ongoing customer relationship and foster enhanced recurring revenues

Agilysys

*TTM for the twelve month period ended September 30, 2014

Strong Balance Sheet

Consolidated Balance Sheet (unaudited) in thousands

	September 30, 2014	March 31, 2014
Cash, cash equivalents and marketable securities	$77,245	$99,566
Other current assets	27,725	30,288
Long-term assets	71,626	61,041
Total assets	$176,596	$190,895
Current liabilities	$37,135	$48,143
Other liabilities	8,804	9,879
Total liabilities	$45,939	$58,022
Shareholders' equity	130,657	132,873
Total liabilities and shareholders' equity	$176,596	$190,895

Cash and liquid investments of almost $80 million

Fully valued federal net operating losses of approximately $165M

Business Outlook – FY 15

- Revenue growth in-line with overall industry rate
- Generate break even to slightly positive adjusted operating income
- Invest the balance sheet in products and markets
  - Organic product innovation and next-generation solutions
  - Strategic M&A
    - Solutions that accelerate the product roadmap
    - Enter new markets or target new customers

Product Investment Strategy


Across in-market products
Next generation platforms
Enhancing partner ecosystem
SaaS
New innovation
Hospitality industry investments

FY14 and FY15 Releases

- Visual One™ 8.51
- LMS™ 7.2
- InfoGenesis™ 4.4.5
- InfoGenesis™ Flex
- InfoGenesis™ Mobile 2.0
- rGuest™ Pay
- Insight™ Mobile Manager for LMS
- Analytics 2.1
- rGuest™ Seat


REMAINING ARRIVALS
151/157
REMAINING DEPARTURES
11/75
TOTAL GUESTS
319
VIPs
2
HOUSE STATUS
HOUSEKEEPING
GROUPS
5
REVENUE
$218.00
RESERVATION SUMMARY





Agilysys

Investment Highlights

Focused Business with Significant Room for Growth	• $4B in annual industry spend for current product portfolio • Gain share, expand product capabilities through focused investments, acquisitions • Support growth with world-class customer service and high client engagement
Growing Recurring Revenue Business	• Ability to leverage large installed base • Growing SaaS-based product offerings • Over 53% of TTM* revenue; 95%+ renewal rate
Large Untapped International Opportunities	• Europe and Asia infrastructure in place • Expanding reseller community • International revenues currently make up less than 10% of revenue
Strong Industry Demand and Upsell Opportunities	• Strong relationships with industry leading brands • 3,000+ customers • Two thirds of current customers have only one of our software titles
Products that Drive Performance	• Customer and market driven technology delivery • Guest centric business intelligence & reporting • New innovation
Strong Financial Model with Upside	• Recurring revenue growth and margin expansion • Fully valued federal net operating losses of approximately $165M • Balance sheet (almost $80M in cash, no debt) to support growth

**TTM for the twelve month period ended September 30, 2014*

Non-GAAP Reconciliation

AGILYSYS, INC.
RECONCILIATION OF OPERATING LOSS FROM CONTINUING OPERATIONS TO ADJUSTED (LOSS) INCOME FROM CONTINUING OPERATIONS (UNAUDITED)

(In thousands, except per share data)

	2012	2013	2014	TTM*
Operating loss	$ (45,840)	$ (9,307)	$ (6,188)	$ (9,685)
Share-based compensation expense	2,397	1,638	2,119	2,305
Amortization of intangibles	3,585	3,284	6,414	7,203
Asset impairments and related charges	9,681	120	327	309
Impact from revision to prior period financial statements	1,052	-	-	-
Restructuring, severance and other charges	15,247	3,159	1,392	1,796
Adjusted operating (loss) income from continuing operations (a)	(13,878)	(1,106)	4,064	1,928
Other (income) expenses, net	834	25	(802)	(979)
Redemption of company owned life insurance policy	-	-	520	520
Cash income tax (b)	264	105	60	68
Adjusted (loss) income from continuing operations (a)	$ (14,976)	$ (1,236)	$ 4,286	$ 2,319
Weighted average shares outstanding:				
Basic and diluted	22,432	21,880	22,135	22,259
Adjusted (loss) income per share from continuing operations (a):				
Basic and diluted	$ (0.67)	$ (0.06)	$ 0.19	$ 0.10

(a) Non-GAAP financial measure

(b) Taxes calculated based upon our estimated cash tax payments

**TTM for the twelve month period ended September 30, 2014*

Agilysys